EXHIBIT B-1

STATE OF SOUTH CAROLINA COUNTY OF GREENVILLE	) IN THE COURT OF COMMON PLEAS ) ) CASE NO. 2020-CP-23-04441

Paul Parshall, Derivatively on Behalf of World Acceptance Corp.,	) )
)
Plaintiff,	)
)
vs.	) NOTICE OF PROPOSED SETTLEMENT ) OF DERIVATIVE ACTION )
)
R. Chad Prashad, Ken E. Bramlett, Jr.,
Charles D. Way, Darrell E. Whitaker,
Scott J. Vassalluzzo, Janet Lewis Matricciani, A. Alexander McClean, III, and James Gilreath,

Defendants,

and

World Acceptance Corp.,

Nominal Defendant
__________________________________
) ) ) ) ) ) ) ) ) ) ) ) ) )
TO: ALL PERSONS OR ENTITIES WHO HOLD OR BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, WORLD ACCEPTANCE CORPORATION (“WAC” OR THE “COMPANY”) COMMON STOCK AS OF MARCH 31, 2023 (“CURRENT WAC SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO THE PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION (THE “ACTION”) BY COURT ORDERAND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD WAC COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

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THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY COMPENSATION.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the
Action. This Notice is provided by Order of the South Carolina Court of Common Pleas for the
County of Greenville, Thirteenth Judicial District (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.
I. WHY THE COMPANY HAS ISSUED THIS NOTICE
Your rights may be affected by the Settlement of the Action. Plaintiff in the Action, Paul Parshall (derivatively on behalf of WAC); defendants R. Chad Prashad, Ken E. Bramlett, Jr., Charles D. Way, Darrell E. Whitaker, Scott J. Vassalluzzo, Janet Lewis Matricciani, A. Alexander Mclean, III, and James Gilreath (the “Individual Defendants”); and nominal defendant WAC have agreed upon terms to settle the Litigation, through counsel, and have signed a written Stipulation and Agreement of Settlement (“Stipulation”) setting forth those settlement terms. Together, the Individual Defendants and nominal defendant WAC are referred to as “Defendants.”
On June 20, 2023, at 1:00 p.m., at the Richland County Courthouse, 1701 Main St., Columbia, SC 29201, the Honorable Robin B. Stilwell will hold a hearing (the “Settlement
Hearing”) in the Action. The purpose of the Settlement Hearing is to determine, pursuant to South Carolina Rule of Civil Procedure 23(b)(1): (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether the notice of the Settlement to Current WAC Shareholders fully satisfies the requirements of due process and South Carolina
Rule of Civil Procedure 23(b)(1); (iii) whether a final judgment should be entered; (iv) whether the agreed-to Fee and Expense Amount should be approved; and (v) any other matter that are necessary or proper under the circumstances.
The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement without further notice to
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Current WAC Shareholders; (ii) continue or adjourn the Settlement Hearing by oral announcement at the hearing or at any adjournment thereof without further notice to Current WAC Shareholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current WAC Shareholders. If you intend to attend the Settlement Hearing, please consult the Court’s calendar for any change in date, time, or format.
II. SUMMARY OF THE ACTION
WAC is a South Carolina corporation that offers short-term small installment loans, larger medium-term installment loans, and related credit insurance and ancillary products and services to individuals. The Complaint alleges that the Individual Defendants breached their respective fiduciary duties to WAC by, inter alia, failing to implement controls adequate to properly oversee WAC’s formerly-owned subsidiary, WAC de Mexico, S.A. de C.V. (“WAC Mexico”), and thereby caused or permitted the bribery of Mexico government officials in connection to WAC Mexico’s business in the country.
On August 6, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued a Cease-and-Desist Order against WAC, alleging that the Company violated certain anti-bribery, recordkeeping, and internal control provisions of the Foreign Corrupt Practices Act (the “FCPA”). The Cease-and-Desist Order required the Company to cease and desist from violating the FCPA further. The SEC also required the Company to pay disgorgement of $17,826,000, prejudgment interest of $1,900,000, and civil penalties of $2,000,000, for a total payment of $21,726,000.
Plaintiff filed the Action on September 25, 2020. The Individual Defendants filed motions to dismiss the Action. Following full briefing by the Parties, the Court held oral arguments on December 22, 2022. While the motions were pending before the Court, the Parties, through their respective counsel, engaged in protracted arm’s-length negotiations regarding a possible resolution of the Action. On March 15, 2023, the Parties reached an agreement-in-principle to settle the Action.
III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT
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The proposed Settlement requires the Company to adopt certain corporate governance reforms, as outlined in the Stipulation (the “Reforms”). The Reforms shall be maintained for a minimum of three (3) years following the approval of the Settlement. In the Settlement, WAC also acknowledges that certain previous actions were undertaken by the Company substantially in response to the filing of the Action and that such actions, along with the Reforms, confer substantial benefits upon WAC and its shareholders. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the Stipulation, which has been filed with the Court.
IV. PLAINTIFF’S COUNSEL’S ATTORNEYS’ FEES AND EXPENSES
Plaintiff’s counsel and Defendants’ counsel also negotiated the amount of an appropriate award of attorneys’ fees and expenses commensurate with the value of the Settlement benefits and the contributions of Plaintiff’s counsel to the Settlement. Pursuant to those discussions, WAC’s insurers have agreed to pay attorneys’ fees and expenses of $700,000.00 to Plaintiff’s Counsel, subject to Court approval.
V. REASONS FOR THE SETTLEMENT
Counsel for the Settling Parties believe that the Settlement is in the best interests of WAC and its shareholders.
A. Why Did Plaintiff Agree to Settle?
Plaintiff and Plaintiff’s counsel believe that the claims asserted in the Action have merit and that their investigations support the claims asserted. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, and in light of the benefits of the Settlement, and to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trials and appeals, Plaintiff has concluded that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Plaintiff and Plaintiff’s counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and possible appeals. Plaintiff and Plaintiff’s counsel also have considered the uncertain outcome and the risk of continued litigation, especially in complex litigation such as the Action, as along with the difficulties and
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delays inherent in such litigation. Based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of WAC and its shareholders, Plaintiff and Plaintiff’s counsel have determined that the Reforms contained in the Settlement guarantee substantial benefits to WAC and its shareholders. Such Reforms are fair, reasonable, and adequate consideration for forgoing the pursuit of a potentially superior recovery through further litigation. Acceptance of the Reforms serves the best interests of WAC and its shareholders.
Plaintiff’s counsel attest that they conducted an investigation relating to the claims and the underlying events alleged in the Action, including, but not limited to:
(i) reviewing WAC’s press releases, public statements, Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Derivative Action and the potential defenses thereto; (iv) preparing and filing the Complaint; (v) reviewing and evaluating the merits of, and Defendants’ liability in connection with, the Derivative Action; (vi) reviewing the Company’s existing corporate governance policies and preparing an extensive settlement demand detailing proposed corporate governance reforms to strengthen the Company’s governance; (vii) participating in extensive settlement discussions; and (viii) negotiating this Stipulation and all the exhibits hereto.
Plaintiff’s Counsel’s decision to settle this Action is further informed by their experience and thorough analysis of the facts, allegations, defenses, and controlling legal principles governing the Action. Plaintiff’s counsel’s assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined in the course of preparing for and arguing in opposition to the Individual Defendants’ motions to dismiss.
B. Why Did the Defendants Agree to Settle?
The Individual Defendants have denied, and continue to deny, each and every claim and contention alleged by Plaintiff in the Action and deny any and all allegations of fault, wrongdoing, liability, or damages whatsoever. The Individual Defendants affirm that at all relevant times they acted properly, lawfully, in good faith, in full accord with their fiduciary
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duties, and in a manner they reasonably believed to be in the best interests of WAC and its shareholders. Further, the Individual Defendants have denied expressly, and continue to deny, all allegations of wrongdoing, fault, liability, or damage against WAC and its shareholders arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Action. The Individual Defendants deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to WAC or its shareholders, or any wrongdoing whatsoever. The Individual Defendants maintain that they had and have meritorious defenses to all claims alleged in the Action. Without admitting the validity of any of the claims that Plaintiff has asserted in the Action, or any liability with respect thereto, the Individual Defendants have concluded that it is desirable that the claims be settled on the terms and subject to the conditions set forth herein. The Individual Defendants are entering into this Settlement because (among other reasons) it will eliminate the uncertainty, distraction, disruption, burden, and expense of further litigation of the Action. The Settling Parties agree that neither the Stipulation, nor any of its terms or provisions, nor any act performed or document executed pursuant to or in furtherance of the Settlement: (a) is, may be construed as, or may be used as an admission of, or evidence of, the truth or validity of any of the Released Claims, or any other purported acts or omissions by the Defendants; (b) is, may be construed as, or may be used as, an admission of, or evidence of, any fault, omission, negligence, or wrongdoing by the Defendants, or any concession of liability whatsoever; or (c) is, may be construed as, or may be used as, an admission of, or evidence of, a concession by any Individual Defendant of any infirmity in the defenses that Defendants asserted or could have asserted in the Action, or otherwise.
VI. RIGHT TO ATTEND SETTLEMENT HEARING
Any Current WAC shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. WAC
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SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VI. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR
DOING SO
You have the right to object to any aspect of the Settlement and you may request to be heard at the Settlement Hearing. You must object in writing. If you choose to object, then you must follow these procedures.
A. You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1.The Current WAC Shareholder’s name, address, telephone number and e-mail address (if available)
2.The number of shares of WAC stock the Current WAC Stockholder currently holds, together with third-party documentary evidence thereof, such as the most recent account statement showing current share ownership as of March 31, 2023 through the present
3.If the objection is made by the Current WAC Shareholder’s counsel, that counsel’s name, address, telephone number and e-mail address
4.A statement of specific objections to the Settlement, the grounds therefore, or the reasons to appear and be heard, and the attachment of all documents or writings in support thereof
5.The identities of any witnesses such Person intends to call at the Settlement Hearing and a summary of their likely testimony; and
6.A list––including dates, courts, case names and numbers, and disposition––of any other Settlements to which the individual or entity has objected during the previous seven (7) years.
B. You Must Timely File Written Objections with the Court and Deliver to
Counsel for Plaintiff and the Defendants
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ANY WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE
COURT NO LATER THAN June 5, 2023. The Court Clerk’s address is:
Clerk of the Court
South Carolina State Court of Common Pleas
305 E. North Street
Greenville County Courthouse Greenville, SC 29601

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR
PLAINTIFF AND THE DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN June 5, 2023. Counsel’s addresses are:
Counsel for Plaintiff:
William B. Darwin, Jr.
HOLCOMBE BOMAR, P.A.
P.O. Box 1897
Spartanburg, SC 29304

and

Seth D. Rigrodsky
Gina M. Serra
Timothy J. MacFall
RIGRODSKY LAW, P.A.
825 East Gate Boulevard, Suite 300
Garden City, NY 11530

Counsel for Defendants:

S. Sterling Laney III
WOMBLE BOND DICKINSON (US) LLP
550 South Main Street, Suite 400
Greenville, SC 29601

Robert R. Ambler, Jr.
James E. Connelly
WOMBLE BOND DICKINSON (US) LLP
271 17th Street NW, Suite 2400
Atlanta, GA 30363

Alice Parham Casey
WYCHE, P.A.
807 Gervais Street, Suite 301
Columbia, SC 29201

John Bielema
BRYAN CAVE LEIGHTON PAISNER LLP
1201 W. Peachtree Street NW
Atlanta, GA 30309

Burl F. Williams
BURL F. WILLIAMS, P.A.
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201 Riverplace, Suite 501
Greenville, SC 29601

and

Michael R. Smith
B. Warren Pope
Benjamin Lee
KING & SPALDING LLP
1180 Peachtree Street, NE
Atlanta, GA 30309

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Parties.
Any attorney retained by a Person intending to appear, and requesting to be heard at the Settlement Hearing must, in addition to the requirements set forth above, file with the Clerk of the Court and deliver to counsel listed above for plaintiff and the defendants a notice of appearance, which must be received by no later than June 9, 2023.
Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.
VIII. HOW TO OBTAIN ADDITIONAL INFORMATION
This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. For additional information about the claims asserted in the Action and the terms of the proposed Settlement, please refer to the documents filed with the Court in the
Action. You may obtain further information by contacting Plaintiff’s counsel: Timothy J. MacFall, Rigrodsky Law, P.A., 825 East Gate Boulevard, Suite 300, Garden City, NY 11530, Telephone: (516) 683-3516, E-mail: tjm@rl-legal.com.
PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO
EITHER THE COURT OR THE CLERK’S OFFICE.

DATED: ________________ ________________________________
HONORABLE ROBIN B. STILWELL
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